UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 21, 2022

Myovant Sciences Ltd.

(Exact name of registrant as specified in its charter)

001-37929
(Commission File Number)

Bermuda	98-1343578
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

7th Floor
50 Broadway
London
SW1H 0DB
United Kingdom	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +44 207 400 3351

Suite 1, 3rd Floor
11-12 St. James’s Square
London, SW1Y 4LB, United Kingdom
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, par value $0.000017727 per share	MYOV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On October 21, 2022, Myovant Sciences Ltd. (the “Company”) held its 2022 Annual General Meeting of Shareholders (the “Annual Meeting”) in London, United Kingdom. At the Annual Meeting, the shareholders considered and approved three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on July 28, 2022 (the “Proxy Statement”). Set forth below are the voting results with respect to each matter voted upon.

Proposal No. 1, Election of Directors: Terrie Curran, Mark Guinan, Adele Gulfo, David Marek, Shigeyuki Nishinaka, Myrtle Potter, and Nancy Valente, M.D. were each elected to serve as a director for a one-year term by the following votes:

Name	Votes For	Votes Against	Abstain	Broker Non-Votes
Terrie Curran	66,247,643	8,847,106	31,189	10,083,977
Mark Guinan	74,542,690	552,518	30,730	10,083,977
Adele Gulfo	62,528,003	12,565,075	32,860	10,083,977
David Marek	64,265,380	10,829,226	31,332	10,083,977
Shigeyuki Nishinaka	62,316,646	12,780,642	28,650	10,083,977
Myrtle Potter	62,402,073	12,696,196	27,669	10,083,977
Nancy Valente, M.D.	73,411,611	1,682,126	32,201	10,083,977

Proposal No. 2, Ratification of Selection of Auditors: The shareholders ratified the selection by the Audit Committee of the Company’s Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending March 31, 2023, the appointment of Ernst & Young LLP as the Company’s auditor for statutory purposes under the Bermuda Companies Act 1981, as amended, for the Company’s fiscal year ending March 31, 2023, and the authorization of the Company’s Board of Directors, through the Audit Committee, to set the remuneration for Ernst & Young LLP as the Company’s auditor for the Company’s fiscal year ending March 31, 2023, by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
84,745,917	447,265	16,733	—

Proposal No. 3, Advisory Approval of Executive Compensation: The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as described in the Proxy Statement, by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
68,808,308	5,909,941	407,689	10,083,977

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Myovant Sciences Ltd.

Date:	October 21, 2022	By:	/s/ Matthew Lang
		Name:	Matthew Lang
		Title:	General Counsel and Corporate Secretary